UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 6, 2011 (January 1, 2011)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 Sunflower Ave, Second Floor, Costa Mesa, CA		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(714) 431-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2011, Pacific Premier Bancorp, Inc. (the “Company”) and Pacific Premier Bank, the Company’s wholly-owned subsidiary (the “Bank”), entered into an employment agreement with Mr. Steven Gardner, President and Chief Executive Officer.  On the same date, the Company and the Bank entered into employment agreements with each of Mr. Edward Wilcox, Executive Vice President and Chief Banking Officer, Mr. Kent Smith, Senior Vice President and Chief Financial Officer, and Mr. Michael Karr, Senior Vice President and Chief Credit Officer.  The description of each of these employment agreements contained herein is not complete and is qualified in its entirety by reference to the full text of all four employment agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K and are incorporated into this Item 5.02 by reference.

Gardner Employment Agreement.  Mr. Steven Gardner, the Company and the Bank entered into an Employment Agreement dated January 1, 2011 (“Gardner Agreement”) that provides for the employment of Mr. Gardner as the President and Chief Executive Officer of the Company and the Bank. The Gardner Agreement has a term of three (3) years and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company’s and the Bank’s boards of directors, unless Mr. Gardner, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Gardner Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Gardner Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Gardner Agreement, Mr. Gardner will receive a minimum base salary of $415,000 per year, which may be increased from time to time in such amounts as may be determined by the Company’s and the Bank’s boards of directors. In addition, Mr. Gardner will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of Compensation Committee of each of the Company’s and the Bank’s boards of directors. In addition, Mr. Gardner will receive the use of an automobile paid for by the Company and the Bank.  Mr. Gardner also is entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Gardner’s then duties and responsibilities as fixed by the boards of directors of the Company and the Bank.

Pursuant to the Gardner Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Gardner’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Gardner Agreement), and Mr. Gardner has the right, upon prior notice of termination, to terminate his employment with the Company and the Bank for any reason.

In the event that Mr. Gardner’s employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Gardner’s death and such termination occurs within two (2) years following a “Change in Control” (as defined in the Gardner Agreement) or (b) by Mr. Gardner due to a material breach of the Gardner Agreement by the Company and the Bank, or for “Good Reason” (as defined in the Gardner Agreement), then Mr. Gardner will be entitled to receive a lump sum a cash severance amount equal to Mr. Gardner's base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, multiplied by three (3) years, less taxes and other required withholding.  In the event that Mr. Gardner’s employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Gardner’s death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Gardner will be entitled to receive a lump sum cash severance amount equal to Mr. Gardner's base salary as in effect immediately prior to the date of termination multiplied by two (2) years, plus his incentive bonus for the previous year, less taxes and other required withholding.  In each case, Mr. Gardner also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

If the payments and benefits to Mr. Gardner upon termination would constitute a “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the payments and benefits payable by the Company and the Bank under the Gardner Agreement will be reduced, in the manner determined by Mr. Gardner, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Gardner being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that Mr. Gardner’s employment is terminated by the Company and the Bank for Cause, or Mr. Gardner terminates his employment other than for Disability or Good Reason, Mr. Gardner will have no right to compensation or other benefits for any period after the applicable date of termination other than for base salary accrued through the date of termination. In the event that Mr. Gardner’s employment is terminated as a result of Disability or death during the term of the Gardner Agreement, Mr. Gardner, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment.

Mr. Gardner has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any “Confidential and Proprietary Information” (as defined in the Gardner Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank.  Mr. Gardner has agreed that during the term of the Gardner Agreement and for two (2) years after the date of termination, he will not solicit for hire or encourage another person to solicit for hire a “Covered Employee” (as defined in the Gardner Agreement).

The Gardner Agreement supersedes and replaces the Employment Agreement between Mr. Gardner, the Company and the Bank dated December 19, 2007, which was terminated in connection with entering into the Gardner Agreement.

The Gardner Agreement will not impact the benefits that Mr. Gardner is entitled to receive pursuant to the Salary Continuation Agreement between Mr. Gardner and the Bank dated May 17, 2006.

Wilcox Employment Agreement.  Mr. Edward Wilcox, the Company and the Bank entered into an Employment Agreement dated January 1, 2011 (“Wilcox Agreement”) that provides for the employment of Mr. Wilcox as the Executive Vice President and Chief Banking Officer of the Company and the Bank.  The Wilcox Agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company’s and the Bank’s boards of directors, unless Mr. Wilcox, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Wilcox Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Wilcox Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Wilcox Agreement, Mr. Wilcox will receive a minimum base salary of $225,000 per year, which may be increased from time to time in such amounts as may be determined by the Company’s and the Bank’s boards of directors. In addition, Mr. Wilcox will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of each of the Company’s and Bank’s boards of directors.  Mr. Wilcox is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Wilcox’s then duties and responsibilities as fixed by the boards of directors of the Company and the Bank.

Pursuant to the Wilcox Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Wilcox’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Wilcox Agreement), and Mr. Wilcox has the right, upon prior notice of termination, to terminate his employment with the Company and the Bank for any reason.

In the event that Mr. Wilcox’s employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Wilcox’s death and such termination occurs within two (2) years following a “Change in Control” (as defined in the Wilcox Agreement) or (b) by Mr. Wilcox due to a material breach of the Wilcox Agreement by the Company and the Bank, or for “Good Reason” (as defined in the Wilcox Agreement), then Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding.  In the event that Mr. Wilcox’s employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Wilcox’s death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, plus his incentive bonus for the previous year, less taxes and other required withholding.  In each case, Mr. Wilcox also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

If the payments and benefits to Mr. Wilcox upon termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Company and the Bank under the Wilcox Agreement will be reduced, in the manner determined by Mr. Wilcox, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Wilcox being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that Mr. Wilcox’s employment is terminated by the Company and the Bank for Cause, or Mr. Wilcox terminates his employment other than for Disability or Good Reason, Mr. Wilcox will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Wilcox’s employment is terminated as a result of Disability or Mr. Wilcox’s death during the term of the Wilcox Agreement, Mr. Wilcox, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment.

Mr. Wilcox has agreed that during the term of his employment and after termination of his employment, he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any “Confidential and Proprietary Information” (as defined in the Wilcox Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Pursuant to the terms of the Wilcox Agreement, Mr. Wilcox agreed that during the term of the Wilcox Agreement and for one (1) year after the date of termination he will not solicit for hire or encourage another person to solicit for hire a “Covered Employee” (as defined in the Wilcox Agreement).

The Wilcox Agreement supersedes and replaces the Employment Agreement between the Bank and Mr. Wilcox dated December 19, 2007, which was terminated in connection with entering into the Wilcox Agreement.

Smith Employment Agreement.  Mr. Kent Smith, the Company and the Bank entered into an Employment Agreement dated January 1, 2011 (“Smith Agreement”) that provides for the employment of Mr. Smith as the Senior Vice President and Chief Financial Officer of the Company and the Bank. The Smith Agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company’s and the Bank’s boards of directors, unless Mr. Smith, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Smith Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Smith Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Smith Agreement, Mr. Smith will receive a minimum base salary of $195,000 per year, which may be increased from time to time in such amounts as may be determined by the Company’s and the Bank’s boards of directors. In addition, Mr. Smith will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of each of the Company’s and Bank’s boards of directors.  Mr. Smith is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Smith’s then duties and responsibilities as fixed by the boards of directors of the Company and the Bank.

Pursuant to the Smith Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Smith’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Smith Agreement), and Mr. Smith has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Smith’s employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Smith’s death and such termination occurs within two (2) years following a “Change in Control” (as defined in the Smith Agreement) or (b) by Mr. Smith due to a material breach of the Smith Agreement by the Company and the Bank, or for “Good Reason” (as defined in the Smith Agreement), then Mr. Smith will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding.  In the event that Mr. Smith’s employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Smith’s death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Smith will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, plus his incentive bonus for the previous year, less taxes and other required withholding.  In each case, Mr. Smith also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

If the payments and benefits to Mr. Smith upon termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Company and the Bank under the Smith Agreement will be reduced, in the manner determined by Mr. Smith, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Smith being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that Mr. Smith’s employment is terminated by the Company and the Bank for Cause, or Mr. Smith terminates his employment other than for Disability or Good Reason, Mr. Smith will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Smith’s employment is terminated as a result of Disability or Mr. Smith’s death during the term of the Smith Agreement, Mr. Smith, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment.

Mr. Smith has agreed that during the term of his employment and after termination of his employment, he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any “Confidential and Proprietary Information” (as defined in the Smith Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Pursuant to the terms of the Smith Agreement, Mr. Smith has agreed that during the term of the Smith Agreement and for one (1) year after the date of termination he will not solicit for hire or encourage another person to solicit for hire a “Covered Employee” (as defined in the Smith Agreement).

Karr Employment Agreement.  Mr. Michael Karr, the Company and the Bank entered into an Employment Agreement dated January 1, 2011 (“Karr Agreement”) that provides for the employment of Mr. Karr as the Senior Vice President and Chief Credit Officer of the Company and the Bank.  The Karr Agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company’s and the Bank’s boards of directors, unless Mr. Karr, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Karr Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Karr Agreement will terminate at the conclusion of its remaining term.

Pursuant to the Karr Agreement, Mr. Karr will receive a minimum base salary of $195,000 per year, which may be increased from time to time in such amounts as may be determined by the Company’s and the Bank’s boards of directors. In addition, Mr. Karr will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of each of the Company’s and Bank’s boards of directors.  Mr. Karr is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Karr’s then duties and responsibilities as fixed by the boards of directors of the Company and the Bank.

Pursuant to the Karr Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Karr’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in the Karr Agreement), and Mr. Karr has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Karr’s employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Karr’s death and such termination occurs within two (2) years following a “Change in Control” (as defined in the Karr Agreement) or (b) by Mr. Karr due to a material breach of the Karr Agreement by the Company and the Bank, or for “Good Reason” (as defined in the Karr Agreement), then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding.  In the event that Mr. Karr’s employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Karr’s death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, plus his incentive bonus for the previous year, less taxes and other required withholding.  In each case, Mr. Karr also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to Mr. Karr,  the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

If the payments and benefits to Mr. Karr upon termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Company and the Bank under the Karr Agreement will be reduced, in the manner determined by Mr. Karr, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Karr being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that Mr. Karr’s employment is terminated by the Company and the Bank for Cause, or Mr. Karr terminates his employment other than for Disability or Good Reason, Mr. Karr will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Karr’s employment is terminated as a result of Disability or Mr. Karr’s death during the term of the Karr Agreement, Mr. Karr, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment.

Mr. Karr has agreed that during the term of his employment and after termination of his employment, he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any “Confidential and Proprietary Information” (as defined in the Karr Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Pursuant to the terms of the Karr Agreement, Mr. Karr has agreed that during the term of the Karr Agreement and for one (1) year after the date of termination he will not solicit for hire or encourage another person to solicit for hire a “Covered Employee” (as defined in the Karr Agreement).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

10.1	Employment Agreement by and between Steven Gardner, Pacific Premier Bancorp, Inc. and Pacific Premier Bank dated January 1, 2011.
10.2	Employment Agreement by and between Edward Wilcox, Pacific Premier Bancorp, Inc. and Pacific Premier Bank dated January 1, 2011.
10.3	Employment Agreement by and between Kent Smith, Pacific Premier Bancorp, Inc. and Pacific Premier Bank dated January 1, 2011.
10.4	Employment Agreement by and between Michael Karr, Pacific Premier Bancorp, Inc. and Pacific Premier Bank dated January 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	January 6, 2011	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer